UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2010

Newmont Mining Corporation
 (Exact name of registrant as specified in its charter)

Delaware	001-31240	84-1611629
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6363 South Fiddlers Green Circle Greenwood Village, Colorado	80111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 863-7414

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

Newmont Mining Corporation (“Newmont”) has announced it will participate in the 2010 Denver Gold Forum conference (the “Conference”) on September 22, 2010 in Denver, Colorado. At the Conference, Richard T. O’Brien, President and Chief Executive Officer of Newmont, will discuss Newmont’s business and financial performance in a presentation scheduled to begin at 12:15 p.m. Mountain Daylight Time on September 22, 2010. The presentation will be simultaneously carried on the Denver Gold Forum hosted website at:

http://www.gowebcasting.com/conferences/2010/09/20/denver-gold-forum

The presentation and related slide materials will also be accessible through the Newmont website at www.newmont.com under Our Investors > Events & Presentations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ Jeffrey K. Reeser
Name: Jeffrey K. Reeser
Title: Vice President and Secretary

Dated: September 21, 2010